1
Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
• The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.
Exhibit 99.1

FMC Corporation
LTM ending December 31, 2007 ($ millions)
FMC
Revenue: $2,632.9
EBITDA: $511.6
Margin*: 19.4%
Industrial
Chemicals
Revenue: $1,087.1
EBITDA: $161.5
Margin*: 14.9%
Agricultural
Products
Revenue:  $889.7
EBITDA: $234.2
Margin*: 26.3%
Specialty
Chemicals
Revenue: $659.5
EBITDA: $174.7
Margin*: 26.5%
*
EBITDA margin
Leading Market Positions
Greater than 80% of Sales in Non-GDP Cyclical Markets
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Leading Market Positions
(1)
Based on 2007 consolidated sales
(2)
Shared
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
(2) Peroxygens
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#2 Globally Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Diversified Customers and End Markets
Greater than 80% of sales to non-cyclical end markets
Long term relationships with blue chip customers
No single customer represents more than 5% of sales
Top 10 customers in total represent approximately 15% of sales
2007 Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-Cyclical
81%
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low cost sourcing of raw materials
• Backward integration: soda ash, lithium
• Global sourcing of renewable resources: hardwood pulp, seaweed
Low reliance on purchased raw materials
• Total raw materials represented approximately 28% of cost of sales in
2007
• No single raw material accounted for more than 8% of total raw material purchases in 2007
• Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
• Energy represents approximately 13% of cost of sales
• Sourced from natural gas, electricity, coal and fuel oil

Realizing the inherent operating leverage within FMC
• Sustained earnings growth >10% per year
(1)
• 2008 expected to be the fifth straight year of growth in Industrial
Chemicals’ soda ash business
• Continued growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
• Investing in higher growth businesses
• Pursuing external growth opportunities
• Returning cash to shareholders – dividend and share repurchase
Focusing the portfolio on higher growth businesses
• Managing Specialty Chemicals and Agricultural Products for growth
• Managing Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Insecticides
57%
Herbicides
41%
Fungicides
2%
Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
• Selected products, crops and regions
• Shifting to significantly shorter innovation cycle
• Reducing global supply chain and overhead costs
Based on 2007 Consolidated Sales of $889.7 million
North
America
22%
Asia
Pacific
15%
EMEA
17%
Latin
America
46%

Agricultural Products
2008 segment earnings up 10 -15 percent driven by sales growth and further supply chain productivity improvements, partially offset by higher raw material costs
234
182
157
148
111
99
0
50
100
150
200
250
2002 2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
30%
EBITDA Capex EBITDA Margin

Specialty Chemicals
BioPolymers add structure, texture and stability to food and act as binders & disintegrants for dry tablet drugs
Lithium focus on downstream specialty products - pharmaceuticals and energy storage devices
Strategic Focus:
• Growing core market segments
• Commercializing new technology platforms
• Managing mature segments for cash
• Identifying financially attractive bolt-on acquisitions
Based on 2007 Consolidated Sales of $659.5 million
Latin
America
7%
Asia
Pacific
21%
EMEA
36%
North
America
36%
Lithium
32%
BioPolymer
68%

Specialty Chemicals
2008 segment earnings growth the low-single digits as strong commercial performance in BioPolymer and the benefit of continued
productivity improvements are mitigated by lower selling prices for primary lithium compounds and higher export taxes in Argentina
116
132
129
140
150
175
0
50
100
150
200
2002 2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
30%
EBITDA Capex EBITDA Margin

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources; low cost, proprietary production technologies
Strategic Focus:
• Managing for cash generation
• Continued top line growth driven primarily by higher selling prices
• Aggressive cost management
Asia
7%
Based on 2007 Consolidated Sales of $1,087.1 million
Alkali
(Soda Ash)
52%
Peroxygens
16%
Foret
32%
North
America
48%
Latin
America
11%
EMEA
34%
Asia Pacific
7%

Industrial Chemicals
2008 segment earnings up 55-60 percent as aggregate price and volume benefits and improved power market conditions in Spain more than offset higher raw material costs.
130
94
124
151
161 162
0
50
100
150
200
2002 2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
30%
EBITDA Capex EBITDA Margin

FMC in Summary
Great businesses, each with EBITDA greater than $160 million
Sustained double-digit earnings growth
(1)
• Earnings leverage in Industrial Chemicals
• Continued growth in Specialty Chemicals and Ag Products
Strategic and financial flexibility
• Robust and growing EBITDA
• Balance sheet de-leveraged
• Low capex requirements
Disciplined approach to unlocking value
(1)
Earnings before restructuring and other income and charges

FMC Corporation Appendix Glossary of Financial Terms Reconciliations of GAAP to Non-GAAP

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum of Income (loss) from continuing operations before income taxes and Depreciation and
Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-
tax Interest expense divided by the sum of Short-term
debt,
Current
portion of long-term
debt,
Long-term debt and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2007 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above) divided by Revenue for that
segment.

Reconciliation of LTM 12/31/2007 consolidated income from continuing operations before income taxes (a GAAP measure) to LTM 12/31/2007 EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 12/31/07
(Unaudited, in $ millions)
LTM 12/31/2007
Income (loss) from continuing operations before
income taxes
$185.7
Add:
Restructuring and other charges/(income), net
155.0
Interest expense, net 34.9
Depreciation and amortization 133.7
EBITDA (Non-GAAP)
$511.6
Loss on Extinguishment of Debt
0.3
In-process research and development
2.0

Reconciliation of LTM 12/31/07 segment operating profit (a GAAP measure)
to LTM 12/31/07 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
LTM 12/31/07 segment operating profit (GAAP) $92.5 $142.7 $207.0
Add:
Depreciation and amortization
69.0
32.0 27.2
LTM 12/31/07 EBITDA (Non-GAAP)
$161.5 $174.7 $234.2
Segment EBITDA Reconciliation

FMC Corporation